UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): September 1, 2023

Ocean Power Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33417	22-2535818
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28 Engelhard Drive, Suite B Monroe Township, New Jersey	08831
(Address of principal executive offices)	(Zip Code)

(609) 730-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective September 1, 2023, Ocean Power Technologies, Inc. (the “Company”) was awarded three separate Indefinite Delivery Indefinite Quantity (“IDIQ”) Multiple-Award Contracts from the National Oceanic and Atmospheric Administration (“NOAA”). NOAA has selected the Company as one of several Multiple Award IDIQ contract holders to provide Uncrewed Maritime Systems Services to NOAA’s Office of Marine and Aviation Operations, Uncrewed Systems Operation Center. The ultimate amount of revenue to be received by the Company under these contracts is not known at this time. The ordering period is set to span three years, commencing on September 1, 2023, and concluding on August 31, 2026.

The NOAA contracts include a number of other standard contract terms and conditions, including without limitation, provisions relating to conduct, warranties, indemnities and limit of liabilities, and risk of loss and insurance. The contracts may be terminated by NOAA for convenience, provided that the Company is paid a percentage of the contract work done to the date of termination as well as reasonable charges, or may be terminated by NOAA for cause without further liability to NOAA.

The foregoing description of the NOAA contracts is qualified in its entirety by reference to the text of the NOAA contracts, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2023. The Company is still considering with NOAA which information in the contracts needs confidential treatment.

Item 8.01	Other Events.

On September 7, 2023, the Company issued a press release announcing the awarding of the NOAA contracts. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits

99.1	Press release dated September 7, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ocean Power Technologies, Inc.

Dated: September 8, 2023	/s/ Philipp Stratmann
Philipp Stratmann
President and Chief Executive Officer